EXHIBIT 10.22
SECOND AMENDMENT
          THIS SECOND AMENDMENT is dated as of May 27, 2005 (this “Amendment”), and relates to that certain (a) Receivables Financing Agreement, dated as of December 9, 2004 (as amended by that certain First Amendment, dated as of February 7, 2005, and as further amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), among HL Funding II, Inc., a Delaware corporation (“HL II”), CAFCO, LLC, as an “Investor”, Citibank, N.A., as a “Bank”, Citicorp North America, Inc., as the program agent (“Program Agent”) and as an “Investor Agent”, HLI Operating Company, Inc. as “Servicer” (“HLIOC”) and Citibank, N.A. as the “Disbursement Agent”, and the other financial institutions from time to time a party thereto as “Investors”, “Banks” and/or “Investor Agents” (as each such quoted term is defined in the Financing Agreement), (b) Secondary Purchase Agreement, dated as of December 9, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Secondary Purchase Agreement”), among HL II and HL Funding I, LLC (“HL I”), and (c) Originator Purchase Agreement, dated as of December 9, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Originator Purchase Agreement”), among the persons listed on Schedule 1 thereto as “Originators” and HL I, and is hereby made by HL I, HL II, the Program Agent, the Originators (as defined immediately prior to giving effect to this Amendment), Hub & Drum (as defined below) and Akron (as defined below). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Financing Agreement, or if not defined therein, in the Originator Purchase Agreement, or if not defined therein, in the Secondary Purchase Agreement, in each case, as modified hereby.
WITNESSETH:
          WHEREAS, HLIOC has advised HL I, HL II and the Program Agent that (a) Hayes Lemmerz International – Commercial Highway, Inc. (“HLI – Commercial Highway”) has formed a wholly-owned Subsidiary named Hayes Lemmerz International – Hub and Drum, LLC, established as a Delaware limited liability company (“Hub & Drum”), and (b) HLI – Commercial Highway intends to (i) pursuant to a transfer, assignment, contribution and amendment agreement, transfer to Hub & Drum HLI – Commercial Highway’s Stock in HL I and all other assets, liabilities and obligations of HLI – Commercial Highway relating to the Receivables arising out of the Berea, Kentucky and Chattanooga, Tennessee operations, which Receivables have been previously transferred to HL I in connection with the Originator Purchase Agreement, and (ii) pursuant to an asset transfer and contribution agreement, transfer all other assets and liabilities of the Berea, Kentucky and Chattanooga, Tennessee operations from HLI – Commercial Highway to Hub & Drum (collectively, the “Hub & Drum Transaction”);
          WHEREAS, HLI – Commercial Highway, has requested that in connection with the Hub & Drum Transaction, that the Program Agent, HL II and HL I consent to the addition of Hub & Drum as an Originator pursuant to Section 2.09 of the Originator Purchase Agreement and the definition of “Originator” in the Financing Agreement (the “Addition of Hub & Drum”);
          WHEREAS, HLIOC has advised HL I, HL II and the Program Agent that (a) HLI Commercial Highway Holding Company, Inc. (“HLICH Holding”) has formed a wholly-owned Subsidiary named Hayes Lemmerz International – Akron, LLC, established as a Delaware
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limited liability company (“Akron”), (b) following the Hub & Drum Transaction, HLI – Commercial Highway and Hayes Lemmerz International – Texas, Inc., a Texas corporation (“HLI Texas”) intends to merge with and into HLICH Holding pursuant to a merger agreement (the “Initial Merger”), and (c) immediately following the Initial Merger, HLICH Holding intends to (i) pursuant to an asset transfer, assignment, contribution and amendment agreement, transfer the Stock issued by HL I to HLICH Holding (as successor by merger to HLI – Commercial Highway) in HL I and all other assets, liabilities and obligations of HLICH Holding (as successor by merger to HLI – Commercial Highway) relating to the Receivables arising out of the Akron, Ohio operations, which Receivables have been previously transferred to HL I in connection with the Originator Purchase Agreement, and (ii) pursuant to an asset transfer and contribution agreement, transfer all other assets and liabilities related to the Akron, Ohio operations to Akron (collectively, the “Akron Transaction”);
          WHEREAS, HLI – Commercial Highway, has requested that in connection with the Akron Transaction, that the Program Agent, HL II, HL I and the Originators consent to the contemporaneous removal of HLI – Commercial Highway as an Originator (the “Originator Removal”) and the addition of Akron as an Originator pursuant to Section 2.09 of the Originator Purchase Agreement and the definition of “Originator” in the Financing Agreement (the “Addition of Akron”);
          WHEREAS, HLIOC has advised that immediately following the Hub & Drum Transaction and the Akron Transaction, HLICH Holding will merge with and into HLIOC (the “HLIOC Merger”);
          WHEREAS, the Program Agent, Investor Agent, HL I, HL II, and the Originators are willing to grant the requested consents on the terms and conditions set forth herein;
          WHEREAS, HLIOC and HL II have also requested, and the Program Agent and Investor Agent have consented to, certain other modifications to the Financing Agreement as set forth herein;
          NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto agree as follows:
          1. Amendments to Financing Agreement on Effective Date. As of the “Effective Date” (as defined in Section 5 below), the Financing Agreement is hereby amended as follows:
          (a) The definition of “Borrowing Base” in Section 1.01 of the Financing Agreement is deleted in its entirety and replaced with the following:
          “Borrowing Base” means, at any time, an amount computed as
NRPB - (YFR + RLDR + MFA)
          where:
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          NRPB = the Net Receivables Pool Balance at such time of computation.
          YFR = the Yield and Fee Reserve at such time of computation.
          RLDR = the Required Loss and Dilution Reserve at such time of computation.
          MFA = the Monthly Fluctuation Amount.
          (b) The definition of “Concentration Limit” in Section 1.01 of the Financing Agreement is deleted in its entirety and replaced with the following:
“Concentration Limit” for any Obligor means at any time 8.67% (“Normal Concentration Limit”), or such other higher amount (“Special Concentration Limit”), for such Obligor designated on Schedule 1.01-1 hereto and, after the date of this Agreement designated by the Program Agent and each Investor Agent in a writing delivered to the Borrower; provided that in the case of an Obligor with any Affiliated Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliated Obligor are one Obligor; provided further that the Program Agent may reduce or cancel in the Program Agent’s reasonable discretion, or the Program Agent and all Investor Agents may increase, any Special Concentration Limit upon five Business Days’ prior notice to the Borrower (with a copy to each of the other Agents).
          (c) The definition of “Diluted Receivable” in Section 1.01 of the Financing Agreement is amended by deleting the final proviso in its entirety and replacing it with the following:
; provided that for the purposes of calculating the Dilution Percentage or Dilution Ratio, the portion of any Receivable that constitutes a “Diluted Receivable” solely because of any of the dilution factors set forth in Schedule 1.01-3 shall not be included as a “Diluted Receivable”.
          (d) The definition of “Dilution Reserve” in Section 1.01 of the Financing Agreement is deleted in its entirety.
          (e) The definition of “Loss Percentage” in Section 1.01 of the Financing Agreement is deleted in its entirety and replaced with the following:
“Loss Percentage” means, as of any date, the product of (a) two multiplied by (b) the Loss Horizon Factor as of the last day of the most recently ended Month multiplied by (c) the highest of the Loss Ratios for the twelve most recently ended Months.
          (f) The definition of “Loss Reserve” in Section 1.01 of the Financing Agreement is deleted in its entirety.
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          (g) The definition of “Required Loss and Dilution Reserve” is added in the proper alphanumerical order to Section 1.01 of the Financing Agreement as follows:
“Required Loss and Dilution Reserve” means, as of any date, the Net Receivables Pool Balance on such date multiplied by the greater of:
     (a) the sum of the Loss Percentage plus the Dilution Percentage as of such date; and
     (b) the sum of (i) three times the Normal Concentration Limit plus (ii) the average of the Dilution Ratios as of the last day of each of the twelve most recently ended Months multiplied by the Dilution Horizon Factor as of such date.
          (h) Schedule 1.01-1 of the Financing Agreement is deleted in its entirety and replaced with Exhibit B attached hereto.
          2. Consent and Amendments As of Restructuring Effective Date. As of the “Restructuring Effective Date” (as defined in Section 6 below):
          (a) The Program Agent, HL I, HL II and the Originators hereby consent to the Addition of Hub & Drum, the Originator Removal and the Addition of Akron.
          (b) Each of Schedule 1, Exhibit C and Exhibit D to the Originator Purchase Agreement shall be amended and restated by such schedules and exhibits attached as Exhibit A hereto to reflect the Addition of Akron, the Addition of Hub & Drum and the Originator Removal.
          (c) Schedule 1.01-4 of the Financing Agreement shall be amended by deleting “Hayes Lemmerz International – Commercial Highway, Inc.” and adding “Hayes Lemmerz International – Akron, LLC” and “Hayes Lemmerz International – Hub & Drum, LLC” under the reference to “Originators” thereon.
          3. Joinder of Additional Originators. As of the Restructuring Effective Date, each of Akron and Hub & Drum agrees to be bound by all of the provisions of the Originator Purchase Agreement and each other Transaction Document applicable to an Originator thereunder and agrees that it shall, on the Restructuring Effective Date become an Originator for all purposes of the Originator Purchase Agreement and each other Transaction Document to the same extent as if originally a party thereto and to assume as of such date from HLICH Holding and HLI – Commercial Highway, respectively, all of their respective liabilities and obligations under the Originator Purchase Agreement relating to or arising from the Akron, Ohio operations and the Berea, Kentucky and Chattanooga, Tennessee operations of such entities, respectively.
          4. Representations and Warranties. (a) As of the Effective Date, Originators (as defined prior to the Restructuring Effective Date), hereby represent and warrant to HL I, (b) as of the Restructuring Effective Date, Originators (as defined as of the Restructuring Effective
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Date), hereby represent and warrant to HL I, and (c) as of each of the Effective Date and Restructuring Effective Date, HL I hereby represents and warrants to HL II, and HL II and HLIOC each represent and warrant to Program Agent (for the benefit of itself, Investor Agents, Investors, Banks and Disbursement Agent) that (i) all of the representations and warranties of such Person in the Transaction Documents are true and correct in all respects on and as of such date as though made to each such Person on and as of such date (other than representations and warranties which expressly speak as of a different date, which representations shall be made only on such date), (ii) each of the recitals accurately describes the transactions described therein in all respects, and (iii) as of such date, no Event of Termination, Incipient Event of Termination, or Servicer Default has occurred and is continuing.
          5. Effective Date. The “Effective Date” shall occur upon the satisfaction of the following conditions precedent:
          (a) The Program Agent shall have received counterparts hereof executed by each Person for which a signature block is attached hereto.
          (b) Each of the representations and warranties contained in this Amendment which speaks as of the Effective Date shall be true and correct in all respects on and as of the Effective Date.
          (c) The Program Agent shall have received an amendment fee in the amount of $40,000 in immediately available funds; and the parties hereto agree that such amendment fee shall be fully earned on the date hereof and shall be nonrefundable.
          (d) All legal expenses, disbursements and fees of Sidley Austin Brown & Wood LLP, counsel to the Program Agent, through May 20, 2005, in the amount of $40,214.85 (for which a statement has been rendered to Borrower) shall have been paid by Borrower in immediately available funds.
          6. Restructuring Effective Date. The “Restructuring Effective Date” shall occur upon the satisfaction of the following conditions precedent:
          (a) The Program Agent shall have received counterparts hereof executed by each Person for which a signature block is attached hereto.
          (b) Each of the representations and warranties contained in this Amendment which speaks as of the Restructuring Effective Date shall be true and correct in all respects on and as of the Restructuring Effective Date.
          (c) The Program Agent, Akron, Hub & Drum and CNAI, in its capacity as administrative agent under the Credit Agreement, shall have executed and delivered signature pages to an agreement joining Akron and Hub & Drum as parties to the Intercreditor Agreement, which agreement shall be in form and substance satisfactory to the Program Agent;
          (d) Each of the following shall have been received, in each case in form and substance satisfactory to HL I, HL II and the Program Agent:
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          (i) Secretary’s Certificates. A certificate of the secretary or an assistant secretary of (1) each of Akron and Hub & Drum, dated as of the Restructuring Effective Date, and certifying (A) that attached thereto is a true and complete copy of the Charter Documents of such Person, and, with respect to the certificate or articles of incorporation or certificate of formation, is certified as of a recent date by the Secretary of State of the State of such Person’s organization, (B) that attached thereto is a true and complete copy of the resolutions of the board of directors of such Person or committees thereof authorizing the execution, delivery and performance of the Originator Purchase Agreement and the other Transaction Documents to which the Originators are bound and the transactions contemplated hereby and thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection therewith on behalf of such Person, and (2) HL I certifying that attached thereto is a true and complete copy of HL I’s operating agreement, as amended to reflect the addition of Akron and Hub & Drum as members and the removal of HLI – Commercial Highway as a member;
          (ii) Officer’s Certificate. A certificate of a Financial Officer of each of Akron and Hub & Drum, dated the Restructuring Effective Date, and certifying such Person is in the same or a related line of business as the existing Originators;
          (iii) Good Standing Certificates. Certificates of compliance, of status or of good standing, dated as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction, with respect to each of Akron and Hub & Drum in each state where such Person is organized and where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign limited liability company, except where the failure to so qualify would not have a Material Adverse Effect;
          (iv) Consents, Licenses, Approvals, Etc. A Certificate dated the Restructuring Effective Date of a Financial Officer of each of Akron and Hub & Drum either (A) attaching copies of all consents (including, without limitation, consents under loan agreements and indentures to which Akron, Hub & Drum, any Originator or its Affiliates are parties), licenses and approvals required in connection with the execution, delivery and performance by Akron or Hub & Drum of this Amendment and the validity and enforceability of the Amendment against Akron and Hub & Drum, and such consents, licenses and approvals shall be in full force and effect or (B) stating that no such consents, licenses and approvals are so required;
          (v) No Litigation. Confirmation that there is no pending or, to its knowledge after due inquiry, threatened action or proceeding affecting such Akron, Hub & Drum or any of their Subsidiaries before any Governmental Entity that could reasonably be expected to have a Material Adverse Effect;
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          (vi) Collection Information. Confirmation that neither Akron nor Hub & Drum have any Deposit Accounts or Lockboxes other than Deposit Accounts and Lockboxes currently specified on Exhibit D to the Originator Purchase Agreement;
          (vii) Financing Statements. Copies of proper financing statements, duly filed on or before the Restructuring Effective Date under the UCC as follows: (A) naming HLI – Commercial Highway as seller and Hub & Drum as buyer in the office of the Secretary of State of the State of Delaware, (B) naming HLICH Holding as seller and Akron as buyer in the office of the Secretary of State of the State of Delaware, (C) naming Akron as debtor, HL I as secured party assignor and the Program Agent as secured party assignee in the office of the Secretary of State of the State of Delaware, (D) naming Hub & Drum as debtor, HL I as secured party assignor and the Program Agent as secured party assignee in the office of the Secretary of State of the State of Delaware, and (E) terminating the financing statement on file in the office of the Secretary of State of the State of Delaware naming HLI – Commercial Highway as debtor, HL I as secured party and Program Agent as secured party assignee;
          (viii) UCC Searches. Completed requests for information, dated on or before the Restructuring Effective Date, listing all effective financing statements filed (A) with respect to Akron, in the jurisdiction of Delaware, (B) with respect to Hub & Drum, in the jurisdiction of Delaware, (C) with respect to HLI Texas, in the jurisdictions of Texas and Michigan, and (D) with respect to HLICH Holding, in the jurisdictions of Delaware and Michigan, together with copies of such financing statements (none of which, except those for which releases or terminations are being delivered, shall cover any Collateral or Originator Collateral;
          (ix) Legal Opinions. Favorable opinions of Skadden, Arps, Slate, Meagher & Flom LLP, and in-house counsel of Akron and Hub & Drum, as to (a) with respect to Akron and Hub & Drum, corporate, enforceability, non-contravention, and other matters, in substantially similar form and substance as the legal opinions originally delivered with respect to such matters in connection with the original closing of the Financing Agreement, and (b) true sale and substantive consolidation matters with respect to Akron and Hub & Drum as well as with respect to the impact of the transactions described in the recitals on the legal opinions originally delivered with respect to such matters in connection with the original closing of the Financing Agreement, in each case, in form and substance satisfactory to Program Agent;
          (x) Transaction Documents. A certificate of the secretary or an assistant secretary of each of HLI – Commercial Highway, HLICH Holding, HLIOC, Akron and Hub & Drum, dated as of the Restructuring Effective Date, and certifying that attached thereto are the operative documents relating to the Hub & Drum Transaction, the Akron Transaction, and the HLIOC Merger, which
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such documents shall be in form and substance reasonably satisfactory to Program Agent, and which shall reflect the transactions as described in the recitals.
          (xi) Additional Items. Such other approvals, opinions or documents as HL I, HL II or the Program Agent (or any of its assignees) may reasonably request from Akron or Hub & Drum.
          (e) All reasonable legal expenses, disbursements and fees of Sidley Austin Brown & Wood LLP, counsel to the Program Agent, shall have been paid by Borrower in immediately available funds.
          7. Reference to and Effect on the Loan Documents.
          (a) As applicable, on and after the Effective Date and the Restructuring Effective Date, each reference in the Financing Agreement and Originator Purchase Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in the other Transaction Documents to the Financing Agreement and Originator Purchase Agreement, shall mean and be a reference to the Financing Agreement and Originator Purchase Agreement as modified hereby.
          (b) Except as specifically amended or consented to above, all of the terms of the Financing Agreement, Originator Purchase Agreement and all other Transaction Documents remain unchanged and in full force and effect.
          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, Bank, or Investor Agent, or of Program Agent, HL I or HL II under any of the Transaction Documents, nor constitute an amendment or waiver of any provision of any of the Transaction Documents, nor obligate any Investor, Bank or Investor Agent or Program Agent, HL I or HL II to agree to similar consents in the future.
          8. Costs and Expenses. Subject to Section 5(d) hereof, HL II agrees to pay upon demand in accordance with the terms of Section 11.04 of the Financing Agreement all reasonable costs and expenses of the Program Agent in connection with the preparation, reproduction, negotiation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, expenses and disbursements of Sidley Austin Brown & Wood, LLP, counsel for the Program Agent with respect to any of the foregoing.
          9. Miscellaneous. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.
          10. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered by facsimile shall be an original, but all of which shall together constitute one and the same instrument.
          11. GOVERNING LAW. THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF
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THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
*   *   *
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          IN WITNESS WHEREOF, HL I, HL II, HLIOC, the Program Agent, Akron, Hub & Drum and the Originators have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

HL FUNDING II, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer

HL FUNDING I, LLC
By:	/s/ Gary Findling
Gary Findling
Treasurer

HLI OPERATING COMPANY, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer
Signature Page to Second Amendment

CITICORP NORTH AMERICA, INC., as Program Agent
By:	/s/ Debbie Ng
Debbie Ng
Vice President
Signature Page to Second Amendment

ORIGINATORS:

HAYES LEMMERZ INTERNATIONAL – SEDALIA, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer

HAYES LEMMERZ INTERNATIONAL – CALIFORNIA, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer

HAYES LEMMERZ INTERNATIONAL – HUNTINGTON, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer

HAYES LEMMERZ INTERNATIONAL – GEORGIA, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer

HAYES LEMMERZ INTERNATIONAL IMPORT, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer
Signature Page to Second Amendment

HAYES LEMMERZ INTERNATIONAL – COMMERCIAL HIGHWAY, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer

HAYES LEMMERZ INTERNATIONAL – WABASH, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer

HAYES LEMMERZ INTERNATIONAL – LAREDO, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer

HAYES LEMMERZ INTERNATIONAL – HOMER, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer

HAYES LEMMERZ INTERNATIONAL – BRISTOL, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer
Signature Page to Second Amendment

HAYES LEMMERZ INTERNATIONAL – CADILLAC, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer

HAYES LEMMERZ INTERNATIONAL – MONTAGUE, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer

HAYES LEMMERZ INTERNATIONAL – SOUTHFIELD, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer

HAYES LEMMERZ INTERNATIONAL – TECHNICAL CENTER, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer
Signature Page to Second Amendment

ADDITIONAL ORIGINATORS:

HAYES LEMMERZ INTERNATIONAL – AKRON, LLC
By:	/s/ Gary Findling
Gary Findling
Treasurer

HAYES LEMMERZ INTERNATIONAL – HUB & DRUM LLC
By:	/s/ Gary Findling
Gary Findling
Treasurer
REMOVED ORIGINATOR:

HAYES LEMMERZ INTERNATIONAL – COMMERCIAL HIGHWAY, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer
Signature Page to Second Amendment